Exhibit (g)(5)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

JPMORGAN CHASE BANINDEX, N.A.

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF JANUARY 1, 2007

Updated as of October 27, 2014

Trust Name Fund Name Effective Date

Fidelity Aberdeen Street Trust Fidelity Advisor Freedom 2060 Fund July 30, 2014

Fidelity Aberdeen Street Trust Fidelity Freedom 2060 Fund July 30, 2014

Fidelity Aberdeen Street Trust Fidelity Freedom Index 2005 Fund October 2, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom Index 2010 Fund October 2, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom Index 2015 Fund October 2, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom Index 2020 Fund October 2, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom Index 2025 Fund October 2, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom Index 2030 Fund October 2, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom Index 2035 Fund October 2, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom Index 2040 Fund October 2, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom Index 2045 Fund October 2, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom Index 2050 Fund October 2, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom Index 2060 Fund July 30, 2014

Fidelity Aberdeen Street Trust Fidelity Freedom Index Income Fund October 2, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom K 2005 Fund May 18, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom K 2010 Fund May 18, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom K 2015 Fund May 18, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom K 2020 Fund May 18, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom K 2025 Fund May 18, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom K 2030 Fund May 18, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom K 2035 Fund May 18, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom K 2040 Fund May 18, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom K 2045 Fund May 18, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom K 2050 Fund May 18, 2009

Fidelity Aberdeen Street Trust Fidelity Freedom K 2060 Fund July 30, 2014

Fidelity Aberdeen Street Trust Fidelity Freedom K Income Fund May 18, 2009

Fidelity Advisor Series I Fidelity Advisor Balanced Fund January 1, 2007

Fidelity Advisor Series I Fidelity Advisor Equity Growth Fund January 1, 2007

Fidelity Advisor Series I Fidelity Advisor Equity Income Fund January 1, 2007

Fidelity Advisor Series I Fidelity Advisor Growth & Income Fund January 1, 2007

Fidelity Advisor Series I Fidelity Advisor Leveraged Company Stock Fund January 1, 2007

Fidelity Advisor Series VII Fidelity Advisor Consumer Discretionary Fund January 1, 2007

Trust Name Fund Name Effective Date

Fidelity Advisor Series VII Fidelity Advisor Financial Services Fund January 1, 2007

Fidelity Advisor Series VII Fidelity Advisor Health Care Fund January 1, 2007

Fidelity Advisor Series VII Fidelity Advisor Industrials Fund January 1, 2007

Fidelity Advisor Series VII Fidelity Advisor Technology Fund January 1, 2007

Fidelity Advisor Series VII Fidelity Advisor Utilities Fund January 1, 2007

Fidelity Advisor Series VIII Fidelity Advisor Emerging Markets Fund January 1, 2007

Fidelity Advisor Series VIII Fidelity Advisor Emerging Markets Income Fund January 1, 2007

Fidelity Boylston Street Trust Strategic Advisers Multi-Manager 2060 Fund July 30, 2014

Fidelity Capital Trust Fidelity Focused Stock Fund January 1, 2007

Fidelity Capital Trust Fidelity Stock Selector All Cap Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity Consumer Discretionary Central Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity Consumer Staples Central Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity Emerging Markets Equity Central Fund December 9, 2008

Fidelity Central Investment Portfolios LLC Fidelity Energy Central Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity Financials Central Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity Floating Rate Central Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity Health Care Central Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity High Income Central Fund 1 January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity High Income Central Fund 2 March 20, 2008

Fidelity Central Investment Portfolios LLC Fidelity Industrials Central Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity Information Technology Central Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity International Equity Central Fund December 10, 2007

Fidelity Central Investment Portfolios LLC Fidelity Materials Central Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity Real Estate Equity Central Fund November 3, 2014

Fidelity Central Investment Portfolios LLC Fidelity Specialized High Income Central Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity Telecom Services Central Fund January 1, 2007

Fidelity Central Investment Portfolios LLC Fidelity Utilities Central Fund January 1, 2007

Fidelity Central Investment Portfolios II LLC Fidelity Mortgage Backed Securities Central Fund June 29, 2007

Fidelity Central Investment Portfolios II LLC Fidelity Investment Grade Bond Central Fund June 29, 2007

Fidelity Charles Street Trust Fidelity Asset Manager 20% January 1, 2007

Fidelity Charles Street Trust Fidelity Asset Manager 30% October 3, 2007

Fidelity Charles Street Trust Fidelity Asset Manager 40% October 3, 2007

Fidelity Charles Street Trust Fidelity Asset Manager 50% January 1, 2007

Fidelity Charles Street Trust Fidelity Asset Manager 60% October 3, 2007

Fidelity Charles Street Trust Fidelity Asset Manager 70% January 1, 2007

Fidelity Charles Street Trust Fidelity Asset Manager 85% January 1, 2007

Fidelity Commonwealth Trust Fidelity Series 100 Index Fund March 27, 2007

Fidelity Commonwealth Trust Fidelity NASDAQ Composite Index Fund January 1, 2007

Fidelity Commonwealth Trust Fidelity NASDAQ Composite Index January 1, 2007

Tracking Stock Fund January 1, 2007

Fidelity Garrison Street Trust Fidelity Money Market Central Fund January 1, 2007

Fidelity Garrison Street Trust Fidelity VIP Investment Grade Central Fund January 1, 2007

Fidelity Hastings Street Trust Fidelity Mega Cap Stock Fund January 1, 2007

Fidelity Hereford Street Trust Fidelity Government Money Market Fund January 1, 2007

Fidelity Hereford Street Trust Fidelity Money Market Fund January 1, 2007

Fidelity Hereford Street Trust Fidelity U.S. Treasury Money Market Fund January 1, 2007

Fidelity Investment Trust Fidelity Diversified International Fund January 1, 2007

Fidelity Investment Trust Fidelity Emerging Markets Fund January 1, 2007

Fidelity Investment Trust Fidelity Japan Fund January 1, 2007

Trust Name Fund Name Effective Date

Fidelity Investment Trust Fidelity Overseas Fund January 1, 2007

Fidelity Investment Trust Fidelity Pacific Basin Fund January 1, 2007

Fidelity Investment Trust Fidelity Worldwide Fund January 1, 2007

Fidelity Money Market Trust Retirement Government Money Market Portfolio January 1, 2007

Fidelity Money Market Trust Retirement Money Market Portfolio January 1, 2007

Fidelity Mt. Vernon Street Trust Fidelity New Millennium Fund January 1, 2007

Fidelity Oxford Street Trust Fidelity Series Commodity Strategy Fund September 27, 2013

Fidelity Oxford Street II Trust Fidelity Commodity Strategy Central Fund September 27, 2013

Fidelity Phillips Street Trust Fidelity U.S. Government Reserves Fund January 1, 2007

Fidelity Puritan Trust Fidelity Puritan Fund January 1, 2007

Fidelity Revere Street Trust Fidelity Cash Central Fund January 1, 2007

Fidelity Revere Street Trust Fidelity Securities Lending Cash Central Fund January 1, 2007

Fidelity Salem Street Trust Fidelity Investment Grade Bond Fund January 1, 2007

Fidelity School Street Trust Fidelity Global Bond Fund May 9, 2012

Fidelity School Street Trust Fidelity International Bond Fund May 9, 2012

Fidelity Securities Fund Fidelity Leveraged Company Stock Fund January 1, 2007

Fidelity Summer Street Trust Fidelity New Markets Income Fund June 29, 2007

Fidelity Trend Fund Fidelity Trend Fund January 1, 2007

Variable Insurance Products Fund Overseas Portfolio January 1, 2007

Variable Insurance Products Fund III Balanced Portfolio January 1, 2007

Variable Insurance Products Fund III Growth & Income Portfolio January 1, 2007

Variable Insurance Products Fund III Growth Strategies Portfolio January 1, 2007

Variable Insurance Products Fund IV Consumer Discretionary Portfolio January 1, 2007

Variable Insurance Products Fund IV Financial Services Portfolio January 1, 2007

Variable Insurance Products Fund IV Health Care Portfolio January 1, 2007

Variable Insurance Products Fund IV Industrials Portfolio January 1, 2007

Variable Insurance Products Fund IV Technology Portfolio January 1, 2007

Variable Insurance Products Fund IV Utilities Portfolio January 1, 2007

Variable Insurance Products Fund V Asset Manager Portfolio June 29, 2007

Variable Insurance Products Fund V Asset Manager: Growth Portfolio June 29, 2007

Note:

Addition of the following fund effective November 3, 2014

Fidelity Central Investment Portfolios LLC: Fidelity Real Estate Equity Central Fund

Signature Page on next page

Each of the Investment Companies JPMorgan Chase Bank

Listed on Appendix "A: Attached

Hereto, on Behalf of each of Their

Respective Portfolios

By: /s/ Stacie M. Smith By: /s/ Cathy-Jo Reed

Name: Stacie M. Smith Name: Cathy-Jo Reed

Title: Deputy Treasurer - Equity / High Income Funds Title: Executive Director

Assistant Treasurer - Fixed Income Asset Allocation Funds

Assistant Treasurer - Sector Portfolios